UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2017
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 21, 2017, TerraForm Power, Inc. (“TerraForm Power” or the “Company”) issued a press release announcing the reporting of its financial results, and the filing of its Form 10-K, for the fiscal year ended December 31, 2016. The press release reported certain financial and operating metrics of TerraForm Power as of or for the quarter ended December 31, 2016. The press release also announced that the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”) is expected to be held on Thursday, August 10, 2017. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

In the attached press release, TerraForm Power discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release.

The information in Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 8.01. Other Information.

On July 21, 2017, the Company announced that the 2017 Annual Meeting is expected to be held on Thursday, August 10, 2017. As the Company did not hold an annual meeting of stockholders in 2016, pursuant to Rule 14a-8 under the Exchange Act, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in its proxy materials for the 2017 Annual Meeting. In order to be considered timely, such stockholder proposals must have been received by the Company no later than July 21, 2017. This deadline will also apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a-4(c) under the Exchange Act. Pursuant to the Company’s Amended and Restated Bylaws, a stockholder who wishes to bring business before the 2017 Annual Meeting outside of Rule 14a-8 under the Exchange Act or nominate a person for election to the Board of Directors of the Company must ensure that written notice of such proposal or nomination is received no later than the close of business on July 31, 2017, which is the 10th day following the day on which notice of the date of the 2017 Annual Meeting was publicly announced by the Company.

All stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and all notices of other stockholder proposals and director nominations, must be delivered to or mailed and received at the principal executive offices of the Company, at TerraForm Power, Inc., 7550 Wisconsin Ave., 9th Floor, Bethesda, Maryland 20814. The Company’s Amended and Restated Bylaws also specify certain requirements regarding the form and content of notices of stockholder proposals and director nominations.

The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated July 21, 2017, titled “TerraForm Power Reports 4Q 2016 and Full Year 2016 Financial Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: June 21, 2017	By:	/s/ Rebecca Cranna
	Name:	Rebecca Cranna
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated July 21, 2017, titled “TerraForm Power Reports 4Q 2016 and Full Year 2016 Financial Results”